Brunswick Corporation 26125 N. Riverwoods Blvd., Suite 500, Mettawa, IL 60045
Telephone 847.735.4700 Facsimile 847.735.4750

Release:	IMMEDIATE
Contact:	Ryan Gwillim
Vice President - Investor Relations
Phone:	847-735-4926

Contact:	Daniel Kubera
Director - Media Relations and Corporate Communications
Phone:	847-735-4617
Email:	daniel.kubera@brunswick.com

Brunswick Announces Plans to Spin-Off Fitness Business

Transaction will create independent, market-leading companies in Marine and Fitness to execute distinct growth strategies
and deliver enhanced shareholder value

Projected completion by the end of Q1 2019

Mark Schwabero to remain Chairman and CEO of Brunswick;
Jaime Irick to lead FitnessCo
METTAWA, Ill., March 1, 2018 -- Brunswick Corporation (NYSE: BC) (“Brunswick” or the “Company”) today announced that its Board of Directors has authorized proceeding with a spin-off of its Fitness business. Following the proposed transaction, the Fitness business will be an independent, standalone, publicly traded company, “FitnessCo”.

“Our Board of Directors and management regularly review our portfolio of businesses and brands, and after careful review, have determined that a spin-off of the Fitness business is the best option to maximize the value of both businesses,” said Brunswick Chairman and Chief Executive Officer Mark D. Schwabero. “With this action, FitnessCo will be positioned to continue to grow, innovate and provide customers with high-quality solutions while also ensuring that the Marine business is best positioned to continue creating value for our shareholders. We are pleased to have built two well-established businesses that are clear leaders in their respective industries, and both will benefit from greater focus and dedicated leadership with each pursuing distinct strategic plans that will drive targeted investment, attractive growth and shareholder returns.”

FitnessCo
FitnessCo (which will be formally named at a later date) will remain a global leader in commercial fitness equipment and billiards game tables and furnishings. It will continue to manufacture and sell its strength and cardiovascular equipment and game tables and accessories under the Life Fitness, Hammer Strength, Cybex, Indoor Cycling Group, SCIFIT and Brunswick Billiards brand names. As an independent company, FitnessCo will be able to focus more sharply on driving product leadership, operational excellence and technology development to address evolving commercial fitness marketplace trends. FitnessCo sales revenue was $1.03 billion in 2017.

FitnessCo will remain headquartered in Rosemont, Illinois. Jaime Irick, current President of the Company’s Fitness division, will lead FitnessCo upon completion of the transaction.

Brunswick Corporation
Following the spin-off, Brunswick, comprised of the Marine Engine and Boat segments, will remain a global leader in recreational marine products. The Marine Engine segment, which consists of Mercury Marine, manufactures and distributes a broad range of marine propulsion systems and related parts and accessories. The Boat segment manufactures and distributes a range of recreational boats under 14 boat brand names including Boston Whaler, Bayliner, Lund, Lowe, Harris and others. These businesses generated approximately $3.5 billion in sales in 2017. The Brunswick marine portfolio will continue to deliver unique technology and solutions to boaters worldwide.

Mark Schwabero will continue to lead Brunswick following the spin-off. The Company will remain headquartered in Mettawa, Illinois, and will continue to trade on the New York Stock Exchange under the ticker symbol BC.

Transaction Details
The Brunswick Board of Directors authorized members of its Executive Committee to oversee the transaction process. The proposed transaction is anticipated to be tax-free to Brunswick shareholders for U.S. federal income tax purposes. Details of the distribution will be included in a Form 10 registration statement filed with the Securities and Exchange Commission at a later date. The proposed transaction is projected to be complete by the end of Q1 2019, subject to final approval from Brunswick’s Board and other customary conditions.

Conference Call
The Company will hold a conference call today to discuss the planned transaction at 10:00 a.m. CST, hosted by Mark D. Schwabero, chairman and chief executive officer, William L. Metzger, senior vice president and chief financial officer, Ryan M. Gwillim, vice president - investor relations, and Jaime A. Irick, the leader of FitnessCo.

Security analysts and investors wishing to participate via telephone should call 888-771-4371 (passcode: 46574630). Callers outside of North America should call 847-585-4405 (passcode: 46574630) to be connected. These numbers can be accessed 15 minutes before the call begins, as well as during the call.

To listen via the Internet, go to ir.brunswick.com. Please go to the website at least 15 minutes before the call to register, download and install any needed audio software.

A replay of the conference call will be available through midnight EST March 8, by calling 888-843-7419 or international dial 630-652-3042 (passcode: 4657 4630#). The replay also will be available at www.brunswick.com.

Advisors
Morgan Stanley & Co. LLC is acting as financial advisor to the Company, and Cravath, Swaine & Moore LLP is acting as legal advisor.

Forward-Looking Statements
Certain statements in this news release are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations, estimates, and projections about Brunswick’s business and by their nature address matters that are, to different degrees, uncertain. Words such as “may,” “could,” “expect,” “intend,” “target,” “plan,” “seek,” “estimate,” “believe,” “predict,” “outlook,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this news release. These risks include, but are not limited to: adverse general economic conditions, including reductions in consumer discretionary spending; our ability to implement our strategic plan and growth initiatives; our ability to complete and integrate targeted acquisitions; that strategic divestitures may not provide business benefits; negative currency trends; fiscal policy concerns; adequate financing access for dealers and customers and our ability to access capital and credit markets; maintaining effective distribution; loss of key customers; inventory reductions by dealers, retailers, or independent boat builders; requirements for us to repurchase inventory; attracting and retaining skilled labor and implementing succession plans for key leadership; our ability to meet supply objectives; higher energy and fuel costs; our ability to protect our brands and intellectual property; absorbing fixed costs in production; managing expansion of manufacturing facilities; outages or breaches of technology systems; our ability to meet pension funding obligations; managing our share repurchases; competitive pricing pressures; our ability to develop new and innovative products and services at a competitive price, in legal compliance with existing rules; maintaining product quality and service standards; product liability, warranty, and other claims risks; legal and regulatory compliance, including increased costs, fines, and reputational risks; changes in income tax legislation or enforcement; having to record an impairment to the value of goodwill and other assets; certain divisive shareholder activist actions; international business risks; weather and catastrophic event risks; the possibility that the proposed spin-off will not be consummated within the anticipated time period or at all, including as the result of regulatory, market, or other factors; the potential for disruption to our business in connection with the proposed spin-off; and the potential that the fitness business and Brunswick do not realize all of the expected benefits of the separation.
Additional risk factors are included in the Company’s Annual Report on Form 10-K for 2017. Forward-looking statements speak only as of the date on which they are made, and Brunswick does not undertake any obligation to update them to reflect events or circumstances after the date of this news release or for changes by wire services or Internet service providers.

About Brunswick
Headquartered in Mettawa, Ill., Brunswick Corporation’s leading consumer brands include Mercury and Mariner outboard engines; Mercury MerCruiser sterndrives and inboard engines; MotorGuide trolling motors; Attwood, Garelick and Whale marine parts and accessories; Land 'N' Sea, Kellogg Marine, Lankhorst Taselaar, Payne’s Marine and BLA parts and accessories distributors; Bayliner, Boston Whaler, Brunswick Commercial and Government Products, Crestliner, Cypress Cay, Harris, Lowe, Lund, Meridian, Princecraft, Quicksilver, Rayglass, Sea Ray, Thunder Jet and Uttern boats; Life Fitness, Hammer Strength, Cybex, Indoor Cycling Group and SCIFIT fitness equipment; and Brunswick billiards tables, accessories and game room furniture. For more information, visit http://www.brunswick.com.